Exhibit 23.2

                             ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1997, included in the Northern Trust
   Corporation s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.






                                                  /s/ ARTHUR ANDERSEN LLP
                                                 ------------------------


   Chicago, Illinois
   April 15, 1997